                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2007
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                                Water Chef, Inc.
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               (Exact name of Registrant as Specified in Charter)

         Delaware                         0-30544                86-0515678
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(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                   1007 Glen Cove Avenue, Glen Head, NY           11545
                   ----------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code (516) 656-0059
                                                          --------------

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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On January 22, 2007, Dr. Ronald W. Hart was appointed to the Board of
Directors of Water Chef, Inc. (the "Company"). Dr. Hart has previously served as
Director of the United States Food and Drug Administration's research arm and the National Center for Toxicological Research, as advisor to the White House
Office of Science and Technology Policy and as Chair of a number of White House and United States Department of Health and Human Services commissions. In addition, he is an author of the Technology Transfer Act of 1986.

      Dr. Hart has received compensation for his services to the Company as
Chairman of the Company's Scientific Advisory Board. In 2006, he received
250,000 shares of the Company's common stock, with a value of $37,500, as well as an additional $5,000 for such services. The Company currently owes Dr. Hart an additional $40,500 for his prior services as Chairman of the Scientific
Advisory Board.

      In 2000, 4 Clean Waters, Ltd. ("4 Clean Waters"), a company in which Dr.
Hart holds a 12.5% interest, made a loan to the Company in the amount of
$200,000 (the "Loan"). In 2006, the Company paid 4 Clean Waters $30,000, representing both principal and interest, on the Loan. In 2005, the Company issued 571,428 shares of the Company's common stock, with a value of $40,000 to
4 Clean Waters and paid 4 Clean Waters $60,000 in recognition of both principal and interest on the Loan. As of the date hereof, $164,368 remains outstanding on the Loan.

ITEM 8.01.  OTHER EVENTS.

      On January 22, 2007, the Company issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to Dr. Hart's appointment to the Company's Board of Directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.      Description
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        99.1           Press Release dated January 22, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATER CHEF, INC.
                                          (Registrant)

Date: January 26, 2007
                                          By: /s/ David A. Conway
                                              ----------------------------------
                                              David A. Conway
                                              Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.      Description
      -----------      -----------
        99.1           Press Release dated January 22, 2007.